SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.   20549


                        FORM 8-K

                     CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 15, 1996

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement dated as of June 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1995-KS1)


                 Residential Asset Securities Corporation
 (Exact name of registrant as specified in its charter)

     DELAWARE       33-56893       51-0362653
(State or Other Jurisdiction       (Commission         (I.R.S.Employer
of Incorporation)                     File Number)        Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                      55437
 (Address of Principal                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000



Item 5.  Other Events

     On June 28, 1995, a single series of certificates, entitled Residential Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1995-KS1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") which was previously filed on Form 8-K, dated as of June 1, 1995, among Residential Asset Securities Corporation, as depositor (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer") and The First National Bank of Chicago, as trustee (the "Trustee"). On September 15, 1996, the Depositor, the Master Servicer, and the Trustee executed Amendment No. 2 to the Pooling and Servicing Agreement for the purpose of amending Section 4.07 of the Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing
Agreement.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

                        Item 601(a) of
                       Regulation S-K
Exhibit No.         Exhibit No.              Description

     1         4.2                 Amendment No. 2 to the
                                   Pooling and Servicing
                                   Agreement, dated as of
                                   June 1, 1995, by and
                                   among Residential Asset
                                   Securities Corporation,
                                   as depositor (the
                                   "Depositor"),
                                   Residential Funding
                                   Corporation, as master
                                   servicer (the "Master
                                   Servicer") and The First
                                   National Bank of
                                   Chicago, as trustee (the
                                   "Trustee").


                       SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ASSET
                                   SECURITIES CORPORATION


                                   By:
                                   Name:     William E.Waldusky
                                   Title:       Vice President


Dated:  September 30, 1996


                                                  Index to Exhibits




Exhibit No.         Description                            Sequentially
                                                             Numbered
                                                               Page
                                                                 5

1

          Amendment No. 2 to Pooling and
          Servicing Agreement, dated as of
          June 1, 1995, by and among
          Residential Asset Securities
          Corporation, as depositor (the
          "Depositor"), Residential
          Funding Corporation, as master
          servicer (the "Master Servicer")
          and The First National Bank of
          Chicago, as trustee (the
          "Trustee"), which Amendment No.
          2 is dated as of September 15,
          1996 and is by and among the
          Depositor, the Master Servicer,
          and the Trustee.





                                              Exhibit 1


        RESIDENTIAL ASSET SECURITIES CORPORATION
                       Depositor,




            RESIDENTIAL FUNDING CORPORATION
                    Master Servicer,


                          and


          THE FIRST NATIONAL BANK OF CHICAGO,
                        Trustee




                  ____________________


              AMENDMENT NO. 2 dated as of
               September 15, 1996 to the


            Pooling and Servicing Agreement
                Dated as of June 1, 1995


                  ____________________


        Residential Asset Securities Corporation
           Mortgage Pass-Through Certificates


                    Series 1995-KS1


          AMENDMENT No. 2 made as of this 15th day of September 1996, among Residential Asset Securities Corporation as depositor (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee").

                  W I T N E S S E T H

          WHEREAS, the Depositor, the Trustee and the Master Servicer entered into a Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995, relating to the issuance of Residential Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1995-KS1; and

          WHEREAS, the Depositor, the Master Servicer and the Trustee desire to amend the terms of the Agreement pursuant to and in accordance with Section 12.01(b) of the Agreement for the purpose of adding a provision to Section 4.07 of the Agreement.

          NOW, THEREFORE, in consideration of the mutual premises and agreements herein, the Depositor, the Master Servicer and the Trustee agree as follows:

     1. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Agreement.

     2. Section 4.07 of the Agreement is hereby amended by adding the following to the end of the last sentence thereof:

          ; provided however, that with respect to the Mortgage Loans listed on Schedule A to Amendment No. 2 to this Agreement, purchased by the Master Servicer, such Mortgage Loans shall be treated as having been so purchased for purposes of performing the foregoing calculations.

     3. In addition, Section 4.07 of the Agreement is hereby amended by deleting the fifth and sixth sentences of the paragraph.


     IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their duly authorized representatives to execute and deliver this instrument as of the date first above written.


                              RESIDENTIAL ASSET SECURITIES
                              CORPORATION


                              By:  /s/ William E. Waldusky
                              Name:  William E. Waldusky
                              Title: Director



                RESIDENTIAL FUNDING CORPORATION


                              By:  /s/ Randy Van Zee
                              Name:  Randy Van Zee
                             Title:   Director



                              THE FIRST NATIONAL
                              BANK OF CHICAGO


                              By:  /s/ Richard Tarnas
                              Name: Richard Tarnas
                              Title:    Vice President

CONSENTED TO:

FINANCIAL SECURITY ASSURANCE INC.

By:  /s/ Richard J. Bowerfeld
Name:  Richard J. Bowerfeld
Title:     Managing Director

                       Schedule A
                  RASC Series 1995-KS1
             Mortgage Loan/REO Repurchases


 Loan         Status


1402313    90-Day


1406427    90-Day


1406442    90-Day


1406481    90-Day


1419657    90-Day


1401869    FCLS


1402839    FCLS


1403200    FCLS


1403996    FCLS


1403202    FCLS


1405581    FCLS


1406267    FCLS


1417945    FCLS


1417941    FCLS


1406549    FCLS


1406533    FCLS


1406530    FCLS


1406495    FCLS


1406466    FCLS


1419503    FCLS


1419497    FCLS


1419494    FCLS


1419465    FCLS


1418132    FCLS


1418053    FCLS


1418044    FCLS


1417954    FCLS


1420681    FCLS


1420679    FCLS


1419629    FCLS


1419618   FCLS


1419562    FCLS


1419523    FCLS


1406441    FCLS


1406430    FCLS


1406425    FCLS


1406399    FCLS


1406363    FCLS


1405544    FCLS


1402291    FCLS


1402946    REO


1420669    REO


1419675    REO


1419613    REO


1416362    REO


1406863    REO


1406861    REO


1406529    REO


1406485    REO


1406367    REO


1406415    REO


1406329    REO


1404016    REO